SEPTEMBER 11, 2018

HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH AUGUST 30, 2018

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

(1)	At a meeting held on August 7-8, 2018, the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. approved the following changes to Class R3, R4 and R5 shares effective November 1, 2018: (1) reclassifying the administrative service fees as sub-transfer agency fees, a component of the overall transfer agency fee; and (2) changing the maximum amount of transfer agency fees that can be charged under the current transfer agency agreement (i.e. the Specified Amount set forth in the transfer agency agreement). Effective November 1, 2018, the new Specified Amount for Classes R3, R4, and R5 will be 0.22%, 0.17%, and 0.17%, respectively. Accordingly, the changes described below are being made to the above referenced Statutory Prospectus.

a.	In the section entitled “Your Expenses” in the summary section for each of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Growth Opportunities Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Quality Value Fund, Hartford Small Cap Core Fund, The Hartford Small Cap Growth Fund and The Hartford Small Company Fund, the following is added to the “Total other expenses” footnote in the Annual Fund Operating Expenses table:

Effective November 1, 2018, the administrative service fees of 0.20% (Class R3), 0.15% (Class R4) and 0.10% (Class R5) will be reclassified as sub-transfer agency fees, a component of the overall transfer agency fee. In addition, the new Specified Amount (i.e. the maximum amount of transfer agency fees that can be charged under the current transfer agency agreement) for Classes R3, R4, and R5 will be 0.22%, 0.17%, and 0.17%, respectively, effective November 1, 2018.

b.	Under the heading “The Investment Manager and Sub-Adviser – Management Fee,” the following is added to the footnote for the Quality Value Fund in the effective management fee chart:

Effective September 1, 2018, the management fee set forth in the investment management agreement with respect to the Quality Value Fund is as follows: 0.4500% of the first $500 million, 0.3500% of the next $500 million, 0.3300% of the next $4 billion, 0.3250% of the next $5 billion and 0.3225% in excess of $10 billion annually of the Fund’s average daily net assets. Prior to September 1, 2018, the management fee set forth in the investment management agreement with respect to the Quality Value Fund was 0.5500% of the first $250 million, 0.4500% of the next $250 million, 0.3500% of the next $500 million, 0.3300% of the next $4 billion, 0.3250% of the next $5 billion and 0.3225% in excess of $10 billion annually of the Fund’s average daily net assets.

c.	Under the heading “Classes of Shares – Choosing A Share Class,” the following footnote is added to the table next to “Administrative Services Fee”:

(3) Effective November 1, 2018, the administrative service fees of 0.20% (Class R3), 0.15% (Class R4) and 0.10% (Class R5) will be reclassified as sub-transfer agency fees, a component of the overall transfer agency fee.

(2)	Under the heading “The Investment Manager and Sub-Adviser – Management Fee,” the following footnote is added next to the Small Cap Core Fund in the effective management fee chart:

** Effective September 1, 2018, the management fee set forth in the investment management agreement with respect to the Small Cap Core Fund is as follows: 0.7000% of the first $500 million, 0.6500% of the next $500 million, 0.6000% of the next $2 billion, 0.5900% of the next $2 billion, 0.5800% of the next $5 billion, and 0.5700% in excess of $10 billion annually of the Fund’s average daily net assets. Prior to September 1, 2018, the management fee set forth in the investment management agreement with respect to the Small Cap Core Fund was as follows: 0.7500% of the first $500 million, 0.7000% of the next $500 million, 0.6500% of the next $2 billion, 0.6400% of the next $2 billion, 0.6300% of the next $5 billion, and 0.6200% in excess of $10 billion annually of the Fund’s average daily net assets.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7414	September 2018